#.	Voting Results of Special Meeting of Shareholders

At a special meeting of the shareholders of Citizens
 Funds, held on May 21, 2001, the following actions were taken. As of the May 21st shareholder meeting, certain proposals for certain funds were adjourned until July 3, 2001, at which time all remaining proposals for all funds were approved by shareholders.

(1) Election of trustees

	                      Number of     Number of Votes
Board of Trustee           _Votes for_     __Withheld__

Pablo S. Eisenberg          116,702,508	6,690,733
Martha  S. Pope             115,996,570	7,396,673
John L. Shields             115,780,536	7,612,705
Judy Belk                   115,867,503	7,525,738
Walter D. Bristol, Jr.      115,717,401	7,675,839
Jeannie H. Diefenderfer     115,108,151	8,285,089


Board of Trustee	      Abstain

Pablo S. Eisenberg	109,890
Martha  S. Pope	      109,890
John L. Shields	      109,890
Judy Belk	            109,890
Walter D. Bristol, Jr.	109,890
Jeannie H. Diefenderfer	109,890

Sophia Collier, Mitchell A. Johnson and Azie Taylor Morton
Continue to serve as Trustees to the funds.


(2) Authorization of trustees to adopt an amended and restated declaration of trust


	                             ___For___	Against

Citizens Core Growth Fund	    11,257,332	1,776,625
Citizens Emerging Growth Fund	     6,504,754	  678,597
Citizens Small Cap Core Growth Fund	 834,595	   44,256
Citizens Global Equity Fund	     4,182,751	  310,133
Citizens International Growth Fund	  69,887	      461
Citizens Income Fund	           2,724,012	  285,409
Citizens Money Market Fund	    73,797,637	6,824,141

	                               Abstain Broker Non-Vote

Citizens Core Growth Fund	       523,468	1,993,630
Citizens Emerging Growth Fund	       392,140	3,032,302
Citizens Small Cap Core Growth Fund	   7,874	   70,224
Citizens Global Equity Fund	       274,373	2,598,885
Citizens International Growth Fund	     601	    5,599
Citizens Income Fund	             159,542	  637,660
Citizens Money Market Fund	     4,516,243	    -0-


(3) Amended and restated management agreement


	                             ___For___	Against

Citizens Core Growth Fund	      11,201,273	 1,814,100
Citizens Emerging Growth Fund	       6,489,398	   669,404
Citizens Small Cap Core Growth Fund	   829,657	    48,486
Citizens Global Equity Fund	       4,015,778	   353,712
Citizens Income Fund	             2,719,314	   281,749
Citizens Money Market Fund	      61,998,667	18,482,956

	                             Abstain   Broker Non-Vote

Citizens Core Growth Fund	     542,052	1,993,630
Citizens Emerging Growth Fund	     416,689	3,032,302
Citizens Small Cap Core Growth Fund	 8,582	   70,224
Citizens Global Equity Fund	     397,766	2,598,885
Citizens Income Fund	           167,899	  637,660
Citizens Money Market Fund	   4,656,399	      -0-

(4) Amended and restated distribution plan


Standard Shares	                   ___For___	Against

Citizens Core Growth Fund	       7,026,668	  681,006
Citizens Emerging Growth Fund	       5,407,009	  615,142
Citizens Small Cap Core Growth Fund	   837,763	   41,060
Citizens Global Equity Fund	       3,864,744	  317,288
Citizens Income Fund	             2,736,364	  242,233
Citizens Money Market Fund	      52,284,879	7,432,712

Standard Shares	                     Abstain	Broker Non-Vote

Citizens Core Growth Fund	         417,939	 1,800,745
Citizens Emerging Growth Fund	         423,374	 2,995,020
Citizens Small Cap Core Growth Fund	     7,903	    70,224
Citizens Global Equity Fund	         402,981	 2,553,207
Citizens Income Fund	               190,365	   637,660
Citizens Money Market Fund	       3,972,009	       -0-


Administrative Shares	               For	Against

Citizens Core Growth Fund	         33	      -0-
Citizens Emerging Growth Fund	    260,745	      -0-
Citizens Global Equity Fund	         32	      -0-

Administrative Shares	         Abstain	Broker Non-Vote

Citizens Core Growth Fund	     -0-	     -0-
Citizens Emerging Growth Fund	     -0-	     -0-
Citizens Global Equity Fund	     -0-	     -0-

(5A)	Removal of fundamental restriction on changing
 investment objective without shareholders approval


	                            ___For___	Against

Citizens Core Growth Fund	   11,086,479	 1,942,567
Citizens Emerging Growth Fund	    6,319,014	   806,161
Citizens Small Cap Core Growth Fund 827,304	    47,144
Citizens Global Equity Fund	    3,935,909	   526,945
Citizens Income Fund	          2,737,889	   270,813
Citizens Money Market Fund	   61,170,875	20,363,610

	                             Abstain    Broker Non-Vote

Citizens Core Growth Fund	     528,378	1,993,630
Citizens Emerging Growth Fund	     450,317	3,032,302
Citizens Small Cap Core Growth Fund	12,278	   70,224
Citizens Global Equity Fund	     304,403	2,598,885
Citizens Income Fund	           160,259	  637,660
Citizens Money Market Fund	   3,603,536	       -0-

(5B)	Change in fundamental restriction on lending

	                             ___For___	Against

Citizens Core Growth Fund	     11,230,436	 1,813,198
Citizens Emerging Growth Fund	      6,434,616	   688,540
Citizens Small Cap Core Growth Fund	  832,390	    42,058
Citizens Global Equity Fund	      3,950,303	   499,669
Citizens Income Fund	            2,773,755	   234,947
Citizens Money Market Fund	     61,305,112	20,318,988

	                             Abstain    Broker Non-Vote

Citizens Core Growth Fund	     513,791	1,993,630
Citizens Emerging Growth Fund	     452,336	3,032,302
Citizens Small Cap Core Growth Fund	12,278	   70,224
Citizens Global Equity Fund	     317,284	2,598,885
Citizens Income Fund	           160,259	  637,660
Citizens Money Market Fund	   3,513,922	       -0-

(5C)	Change in fundamental restriction on issuing
 senior securities


	__                             _For___	Against

Citizens Core Growth Fund	     11,261,742	1,781,098
Citizens Emerging Growth Fund	      6,454,639	   688,517
Citizens Small Cap Core Growth Fund	  839,127	     35,320
Citizens Global Equity Fund	      3,977,244	   470,673
Citizens Income Fund	            2,780,121	    228,582
Citizens Money Market Fund	     62,434,930	19,088,741

	                             Abstain	Broker Non-Vote

Citizens Core Growth Fund	     514,585	1,993,630
Citizens Emerging Growth Fund	     452,336	3,032,302
Citizens Small Cap Core Growth Fund	12,278	   70,244
Citizens Global Equity Fund	     319,339	2,598,885
Citizens Income Fund	           160,259	  637,660
Citizens Money Market Fund	   3,614,350	       -0-

(5D)	Change in fundamental restriction on borrowing


	                            ___For___	Against

Citizens Core Growth Fund	    11,235,391	 1,808,243
Citizens Emerging Growth Fund	     6,435,963	   686,175
Citizens Small Cap Core Growth Fund	 832,720	    41,728
Citizens Global Equity Fund	     3,941,753	   506,165
Citizens Income Fund	           2,777,216	   231,487
Citizens Money Market Fund	    61,516,585	20,017,900

	                             Abstain    Broker Non-Vote

Citizens Core Growth Fund	     513,791	1,993,630
Citizens Emerging Growth Fund	     453,354	3,032,302
Citizens Small Cap Core Growth Fund	12,278	   70,224
Citizens Global Equity Fund	     319,338	2,598,885
Citizens Income Fund	           160,259	  637,660
Citizens Money Market Fund	   3,603,536	       -0-

(5E)	Removal of fundamental restriction on investing
 in single issuers


	                             ___For___	Against

Citizens Core Growth Fund	     11,246,133	1,797,164
Citizens Emerging Growth Fund	      6,428,310	  694,670
Citizens Small Cap Core Growth Fund	  838,676	   37,259
Citizens Global Equity Fund	      3,961,620	  486,624
Citizens Income Fund	            2,771,747	  236,956
Citizens Money Market Fund	     61,958,974  19,575,511

	                             Abstain   Broker Non-Vote

Citizens Core Growth Fund	     514,127	1,993,630
Citizens Emerging Growth Fund	     452,511	3,032,302
Citizens Small Cap Core Growth Fund	10,790         70,224
Citizens Global Equity Fund	     319,013	2,598,885
Citizens Income Fund	           160,259	  637,660
Citizens Money Market Fund       3,603,536	       -0-

(5F)	Change in fundamental restriction on underwriting
 securities


	                           ___For___	Against

Citizens Core Growth Fund	   11,278,265	 1,764,610
Citizens Emerging Growth Fund	    6,461,057	   660,869
Citizens Small Cap Core Growth Fund	837,832	    36,616
Citizens Global Equity Fund	    3,984,836	   465,137
Citizens Income Fund	          2,778,252	   230,449
Citizens Money Market Fund	   62,372,520	19,161,966

	                              Abstain	Broker Non-Vote

Citizens Core Growth Fund	      514,551	1,993,630
Citizens Emerging Growth Fund	      453,566	3,032,302
Citizens Small Cap Core Growth Fund	 12,278        70,224
Citizens Global Equity Fund	      317,284	2,598,885
Citizens Income Fund	            160,260	  637,660
Citizens Money Market Fund	    3,603,536	       -0-

(5G)	Change in fundamental restriction on concentration


	                           ___For___	Against

Citizens Core Growth Fund	   11,222,471	 1,820,816
Citizens Emerging Growth Fund	    6,415,298	   707,682
Citizens Small Cap Core Growth Fund	835,584	    38,863
Citizens Global Equity Fund	    3,961,298	   486,619
Citizens Income Fund	          2,773,193	   235,509
Citizens Money Market Fund	   61,766,901	19,767,585

	                             Abstain	Broker Non-Vote

Citizens Core Growth Fund	      514,137	1,993,630
Citizens Emerging Growth Fund	      452,511	3,032,302
Citizens Small Cap Core Growth Fund	 12,278	   70,224
Citizens Global Equity Fund	      319,339	2,598,885
Citizens Income Fund	            160,259	  637,660
Citizens Money Market Fund	    3,603,536	       -0-

(5H)	Change in fundamental restriction on real estate,
 oil, gas and mineral interests


	                           ___For___	Against

Citizens Core Growth Fund	    11,249,203	 1,802,447
Citizens Emerging Growth Fund	     6,398,463	   723,675
Citizens Small Cap Core Growth Fund	 839,326	    36,610
Citizens Global Equity Fund	     3,961,237	   487,008
Citizens Income Fund	           2,758,926	   249,775
Citizens Money Market Fund	    61,492,734	20,041,751

	                              Abstain	Broker Non-Vote

Citizens Core Growth Fund	      505,774	1,993,630
Citizens Emerging Growth Fund	      453,354	3,032,302
Citizens Small Cap Core Growth Fund	 10,790	   70,224
Citizens Global Equity Fund	      319,012	2,598,885
Citizens Income Fund	            160,260	  637,660
Citizens Money Market Fund	    3,603,536	       -0-

(5I)	Change in fundamental restriction on illiquid
 securities


	                           ___For___	Against

Citizens Core Growth Fund	    11,249,598	 1,791,477
Citizens Emerging Growth Fund	     6,440,068	   683,087
Citizens Small Cap Core Growth Fund	 836,730	    37,717
Citizens Global Equity Fund	     3,951,082	   496,835
Citizens Income Fund	           2,781,025	   227,677
Citizens Money Market Fund	    62,224,281	19,310,204

	                             Abstain	Broker Non-Vote

Citizens Core Growth Fund	      516,350	1,993,630
Citizens Emerging Growth Fund	      452,336	3,032,302
Citizens Small Cap Core Growth Fund	 12,278	   70,224
Citizens Global Equity Fund	      319,338	2,598,885
Citizens Income Fund	            160,259	  637,660
Citizens Money Market Fund	    3,603,536	       -0-

(5J)	Removal of fundamental restriction on lending
 securities


	                            ___For___	Against

Citizens Core Growth Fund	    11,283,473	 1,761,377
Citizens Emerging Growth Fund	     6,457,183	   664,954
Citizens Small Cap Core Growth Fund	 835,829	    38,619
Citizens Global Equity Fund	     3,973,583	   474,334
Citizens Income Fund	           2,776,566	   232,136
Citizens Money Market Fund	    62,508,264	19,026,221

	                             Abstain	Broker Non-Vote

Citizens Core Growth Fund	     512,575	1,993,630
Citizens Emerging Growth Fund	     453,354	3,032,302
Citizens Small Cap Core Growth Fund	12,278	   70,224
Citizens Global Equity Fund	     319,339	2,598,885
Citizens Income Fund	           160,259	  637,660
Citizens Money Market Fund	   3,603,536	      -0-

(5K)	Removal of fundamental restriction on control
 and management of other companies


	                            ___For___	Against

Citizens Core Growth Fund	    11,263,628	 1,778,576
Citizens Emerging Growth Fund	     6,463,995	   659,291
Citizens Small Cap Core Growth Fund	 836,647	    37,801
Citizens Global Equity Fund	     3,973,197	   474,721
Citizens Income Fund	           2,771,064	   237,537
Citizens Money Market Fund	    62,439,727	19,094,758

	                             Abstain	Broker Non-Vote

Citizens Core Growth Fund	      515,222	1,993,630
Citizens Emerging Growth Fund	      452,205	3,032,302
Citizens Small Cap Core Growth Fund	 12,278	   70,224
Citizens Global Equity Fund	      319,338	2,598,885
Citizens Income Fund	            160,361	  637,660
Citizens Money Market Fund	    3,603,536	       -0-

(5L)	Removal of fundamental restriction on
 buying or holding securities owned by Trustees, Directors or officers of the Funds

	                             ___For___	Against

Citizens Core Growth Fund	    11,193,131	 1,854,899
Citizens Emerging Growth Fund	     6,404,400	   717,553
Citizens Small Cap Core Growth Fund	 831,546	    42,901
Citizens Global Equity Fund	     3,934,800	   513,118
Citizens Income Fund	           2,742,943	   265,658
Citizens Money Market Fund	    61,769,485	19,765,000

	                             Abstain	Broker Non-Vote

Citizens Core Growth Fund	      509,395	1,993,630
Citizens Emerging Growth Fund	      453,539	3,032,302
Citizens Small Cap Core Growth Fund	 12,278	   70,224
Citizens Global Equity Fund	      319,338	2,598,885
Citizens Income Fund	            160,361	  637,660
Citizens Money Market Fund	    3,603,536	       -0-

(5M)	Removal of fundamental restriction on
 trading account in securities


	                              ___For___	Against

Citizens Core Growth Fund	      11,330,802	 1,711,863
Citizens Emerging Growth Fund	       6,487,943	   636,082
Citizens Small Cap Core Growth Fund	   837,301	    37,146
Citizens Global Equity Fund	       3,976,557	   471,360
Citizens Income Fund	             2,786,239	   222,463
Citizens Money Market Fund	      62,817,868	18,716,617

	                             Abstain	Broker Non-Vote

Citizens Core Growth Fund	     514,760	1,993,630
Citizens Emerging Growth Fund	     451,466	3,032,302
Citizens Small Cap Core Growth Fund	12,278	   70,224
Citizens Global Equity Fund	     319,339	2,598,885
Citizens Income Fund	           160,259	  637,660
Citizens Money Market Fund	   3,603,536	       -0-

(5N)	Removal of fundamental restriction on investing
 in companies in operation less than 3 years


	                            ___For___	Against

Citizens Core Growth Fund	    11,272,646	 1,767,789
Citizens Global Equity Fund	     3,953,691	   493,009
Citizens Income Fund	           2,769,322	   239,381
Citizens Money Market Fund	    62,777,160	18,757,326

	                             Abstain	Broker Non-Vote

Citizens Core Growth Fund	     516,990	1,993,630
Citizens Global Equity Fund	     320,557	2,598,885
Citizens Income Fund	           160,259	  637,660
Citizens Money Market Fund	   3,603,536	    -0-

(5O)	Removed fundamental restriction on money
 market securities


	                        ___For___	Against

Citizens Money Market Fund	62,086,742	19,447,743


	                         Abstain	Broker Non-Vote

Citizens Money Market Fund	3,603,536	       -0-

(6) Authorizing Trustees to select and change investment subadvisers and enter into subadvisory agreements without shareholder approval


	                           ___For___	Against

Citizens Core Growth Fund	    12,457,298	    680,830
Citizens Emerging Growth Fund	     6,684,557	    543,923
Citizens Small Cap Core Growth Fund	 838,698	     34,100
Citizens Global Equity Fund	     4,037,523	    507,386
Citizens International Growth Fund	  70,236	        633
Citizens Income Fund	           2,801,323	    246,619
Citizens Money Market Fund	    63,658,581	 17,658,607

	                             Abstain	Broker Non-Vote

Citizens Core Growth Fund	      419,297	1,993,630
Citizens Emerging Growth Fund	      347,011	3,032,302
Citizens Small Cap Core Growth Fund	 13,928	   70,224
Citizens Global Equity Fund	      222,348	2,598,885
Citizens International Growth Fund	     80	    5,599
Citizens Income Fund	            121,020	  637,660
Citizens Money Market Fund	    3,820,834	       -0-

(7)	Selection of independent accountants


	                           ___For___	Against

Citizens Core Growth Fund	    14,970,014	  175,710
Citizens Emerging Growth Fund	    10,145,545	  167,626
Citizens Small Cap Core Growth Fund	 940,775	    4,714
Citizens Global Equity Fund	     7,087,458	   97,637
Citizens International Growth Fund	  75,835	      112
Citizens Income Fund	           3,620,459	   74,008
Citizens Money Market Fund	    78,367,252	1,855,465

	                               Abstain

Citizens Core Growth Fund 	       405,331
Citizens Emerging Growth Fund	       294,622
Citizens Small Cap Core Growth Fund	  11,460
Citizens Global Equity Fund	       181,046
Citizens International Growth Fund	     601
Citizens Income Fund	             112,154
Citizens Money Market Fund	     4,915,304